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                         STOCK PURCHASE AGREEMENT


                  STOCK PURCHASE AGREEMENT, dated as of May 5, 1997 (the "Agreement"), by and between W. Kline Boyd ("Executive"), Senior Vice President of Varsity Spirit Corporation, a Tennessee corporation (collectively with any successor to its business, "Varsity"), and Riddell Sports Inc., a Delaware corporation (the "Seller").

                  Seller, Cheer Acquisition Corp. and Varsity have entered into an Agreement and Plan of Merger (the "Merger Agreement"), dated as of May 5, 1997, pursuant to which, among other things, Varsity will become a wholly owned subsidiary of Seller;

                  This Agreement sets forth the terms and conditions upon which Seller is selling to Executive, and Executive is purchasing from Seller, a number of shares of Common Stock, par value $0.01 per share (the "Common Stock"), of Seller equal to the net after-tax proceeds (assuming a 28% tax rate and a basis in the shares of $.1666) received by the Executive in the Offer or Merger as a result of the sale of 26,810 of his 60,000 shares of common stock of Varsity ("Target Common Stock") divided by the Purchase Price (as defined in
Section 2 hereof)(such number of shares being referred to herein as the "Shares").

                  In consideration of the mutual agreements contained herein, and intending to be legally bound hereby, the parties agree as follows:

                  1. Effective Date. This Agreement shall become effective on the acceptance for payment of shares of Target Common Stock pursuant to the Offer (as defined in the Merger Agreement) (the "Effective Date"); provided, however, that if the Merger Agreement is terminated in accordance with its terms, then, at the time of such termination, this Agreement shall be deemed cancelled and of no force and effect.

                  2. Purchase and Sale of Certain Shares. On or before the fifth business day after the Effective Date, or on such later date as shall be mutually agreed



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upon between the parties, Seller shall sell to Executive, and Executive shall purchase from Seller, all of the Shares for a price equal to the average closing price of the Common Stock, as reported on the NASDAQ National Market System for the 20 trading days ending on the day immediately preceding the Effective Date, provided, that in no event shall such purchase price per Share be more than $4.50 nor less than $2.80 (the "Purchase Price"), payable in cash. If Executive shall die prior to the consummation of the transaction described herein,

Executive's estate shall consummate such transaction in accordance with the terms of this Agreement.

                  3. Closing; Deliveries at the Closing. At the closing of the sale and purchase of the Shares contemplated by Section 2 hereof (the "Closing"), (a) Seller will deliver to Executive (i) stock certificates repre senting all the Shares duly endorsed, together with stock powers duly executed in blank relating to such certificates, or other evidences of transfer reasonably satis factory to Executive and (b) Executive will deliver to Seller the Purchase Price by a wire transfer of federal funds to a bank account or accounts previously designated in writing to Executive by Seller. The Closing shall be held at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, 919 Third Avenue, New York, New York.

                  4.  Representations and Warranties of Seller.
Seller represents and warrants to Executive as follows:

                           a.  Seller has the requisite corporate
power and authority to execute, deliver and carry out the terms and provisions of this Agreement and to consummate the transactions contemplated hereby, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement;

                           b.  Seller is a corporation duly organized, validly
existing and in good standing under the laws of the State of Delaware;

                           c.  this Agreement has been duly and
validly authorized, executed and delivered by Seller, and constitutes a valid and binding obligation of Seller, enforceable in accordance with its terms;



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                           d.  the Shares, upon receipt of the Purchase Price,
will be validly issued, duly authorized and free of any preemptive rights;

                           e.  upon issuance to Executive by Seller of the
Shares at the Closing, Executive will have good and marketable title to the Shares, free and clear of all Liens;

                           f.  the execution of this Agreement by
Seller does not, and the performance by Seller of its obligations hereunder will not, constitute a violation of, conflict with or result in a default under any contract, commitment, agreement, understanding, arrangement or restriction of any kind to which Seller is a party or by which Seller is bound or any judgment, decree or order applicable to Seller; and

                           g.  neither the execution and delivery of
this Agreement nor the performance by Seller of its obligations hereunder will violate any provision of law applicable to Seller or require any consent or approval of, or filing with or notice to, any public body or authority under any provision of law applicable to Seller other than notices or filings pursuant to the federal securities laws.

                  5. Representation and Warranties of Executive. Executive represents and warrants to Seller as follows:

                           a.  Executive has the legal capacity, power and
authority to enter into and perform all of Executive's obligations under this Agreement;

                           b.  this Agreement has been duly and
validly authorized, executed and delivered by Executive and constitutes a valid and binding obligation of Executive, enforceable in accordance with its terms;

                           c.  the execution of this Agreement by
Executive does not, and the performance by Executive of its obligations hereunder will not, constitute a violation of, conflict with or result in a default under any contract, commitment, agreement, understanding, arrangement or restriction of any kind to which Executive is a party or by which Executive is bound or any judgment, decree or order applicable to Executive;


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                           d.  neither the execution and delivery of
this Agreement nor the performance by Executive of its obligations hereunder will violate any provision of law applicable to Executive or require any consent or approval of, or filing with or notice to, any public body or authority under any provision of law applicable to Executive;

                           e.   Executive is acquiring the Shares solely
for Executive's own account for investment and not with a view to, or for sale in connection with, any distribution or other disposition thereof;

                           f.   Executive acknowledges receipt of
advice from Parent that (i) the Shares have not been registered under the Securities Act of 1933 (the "Securities Act") and are "restricted securities",
(ii) the Shares must be held indefinitely and Executive must continue to bear the economic risk of the investment in the Shares, unless such Shares are subsequently registered under the Securities Act, or an exemption from such registration is available, (iii) an appropriate restrictive legend shall be placed on the certificate(s) representing the Shares, and (iv) a notation shall be made in the appropriate records of Parent indicating that the Shares are subject to restrictions on transfer and, appropriate stop-transfer restrictions will be issued to the transfer agent with respect to the Shares. In addition, Executive has been given access to and the opportunity to examine all documents and ask questions of, and receive answers from, Parent and its representatives concerning the business, assets, liabilities, results of operations and financial condition of Parent and its subsidiaries and the terms and conditions of the Merger and related transactions; and

                           g.  either (i) Executive is an "accredited
investor" as such term is defined in Rule 501(a) promulgated under the Securities Act or (ii) (A) Executive's financial situation is such that the Executive can afford to bear the economic risk of holding the Shares for an indefinite period of time, (B) Executive can afford to suffer complete loss of his investment in the Shares, and (c) Executive's knowledge and experience in financial and business matters are such that Executive is capable of evaluating the merits and risks of his investment in the Shares.


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                  6. Expenses. All fees and expenses incurred by any of the
parties hereto shall be borne by the party incurring such fees and expenses. All sales, transfer or other similar taxes payable in connection with this Agreement will be borne by the party incurring such taxes, except that Seller shall be responsible for all stock transfer taxes with respect to the transactions contemplated hereby.

                  7. Brokerage. Each of Executive and Seller represents and warrants to the other that the negotiations relevant to this Agreement have been carried on by each of Executive, on the one hand, and Seller, on the other hand, directly with the other, and that there are no claims for finder's fees or brokerage commissions or other like payments in connection with this Agreement or the transactions contemplated hereby. Executive, on the one hand, and Seller, on the other hand, agree to indemnify and hold harmless the other from and against any and all claims or liabilities for finder's fees or brokerage commissions or other like payments incurred by reason of any written or oral agreement entered into by it.

                  8. Stop Transfer. The Executive shall not request that the Seller register the transfer (book-entry or otherwise) of any certificate or uncertificated interest representing any of the Shares, unless such transfer is made in compliance with this Agreement. In the event of a stock dividend or distribution, or any change in the Seller's Common Stock, par value $0.01 per share, by reason of any stock dividend, split-up, recapitalization, combination, exchange of shares or the like, the term "Shares" shall refer to and include the Shares as well as all such stock dividends and distributions and any shares into which or for which any or all of the Shares may be changed or exchanged.

                  9. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions will remain in full force and effect and will in no way be affected, impaired or invalidated.


                  10. Survival of Representations, Warranties, etc. All representations, warranties, agreements and


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covenants made by each of the parties pursuant to this Agreement will survive the Closing hereunder.

                  11.      Incidental Registration Rights.   If Seller proposes
to file a registration statement under the Securities Act with respect to (a) an offering by Seller for its own account or (b) an offering for the account of any of its respective securityholders of any shares of Common Stock (other than a registration statement on Form S-4 or S-8 (or any substitute form therefor that may be adopted by the Securities and Exchange Commission)), then Seller shall give written notice of such proposed filing to the Executive as soon as practicable (but in no event less than 20 days before the anticipated filing date), and such notice shall offer the Executive the opportunity to register such number of shares of Common Stock being purchased hereunder as such Executive may request (a "Piggy-Back Registration"). With respect to any offering described in the preceding sentence which is an underwritten offering (an "Underwritten Offering"), Seller shall use all reasonable efforts to cause the managing underwriter or underwriters of such proposed Underwritten Offering to permit the securities requested to be included in a Piggy-Back Registration to be included on the same terms and conditions as any similar securities of Seller included therein. Notwithstanding anything contained herein, if the managing underwriter or underwriters of an Underwritten Offering determines and so notifies the Executive in writing that the success of the Underwritten Offering would be materially and adversely affected by inclusion of any or all securities requested to be included by the Executive, either because of (i) the size of the offering that the Executive, Seller and any other persons intend to make or (ii) the kind of securities that the Executive, Seller and any other persons or entities intend to include in such offering, then in such event the amount of securities to be offered for the account of the Executive shall be reduced (such reduction to be pro rata based on the number of such securities so proposed to be sold by the Seller, on the one hand, and the Executive and the three other Varsity executives executing similar agreements with Seller on the date hereof, on the other hand) and the Executive) to the extent necessary to reduce the total amount of securities to be included in such offering to the amount recommended by such managing underwriter or underwriters. The Seller agrees that henceforth, and


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until the earlier of the date the Executive shall have registered or divested the Shares, it will not grant additional Piggy-Back Registration rights to any person or entity which provides for rights with respect to participation in an offering superior to those provided herein to the Executive. The Executive agrees that he may not participate in any Underwritten Offering unless he (a) agrees to sell his securities on the basis provided in any underwriting arrangements approved by the Seller and (b) completes and executes all customary questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements. The Seller represents and warrants that except for the Registration Rights Agreement, dated as of November 8, 1996, between the Seller and Silver Oak Capital, L.L.C., no other agreements executed by the Seller provide for superior piggy-back registration rights than those granted herein.

                  12.  Miscellaneous.

                           a.  This Agreement constitutes the entire
agreement and supersedes all prior agreements and understandings, whether oral or written, among the parties hereto with respect to the subject matter hereof. This Agreement may not be amended orally, but only by an instrument in writing signed by each of the parties to this Agreement.

                           b.  (i)  Seller will require any successor
(whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of Seller to expressly assume and agree to perform this Agreement in the same manner and to the same extent that Seller would be required to perform it if no such succession had taken place.

                  (ii) This Agreement is a personal contract and the rights and obligations of the Executive hereunder may not be sold, transferred, assigned, pledged, encumbered, or hypothecated by him, except as otherwise expressly permitted by the provisions of this Agreement. This Agreement shall inure to the benefit of and be enforceable by the Executive and his personal or legal representatives, executors, administrators, successors, heirs, distributees, devisee and legatees.



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                           c.  Section headings contained in this
Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

                           d.  This Agreement may be executed in
counterparts, each of which shall, when executed, be deemed to be an original, and both of which shall be deemed to be one and the same instrument.

                           e.  This Agreement shall be governed by

and construed and enforced in accordance with the substantive laws of the State of Delaware, without reference to the conflict of laws principles thereof.

                           f.  All notices and other communications
under this Agreement shall be in writing and delivery thereof shall be deemed to have been made either (i) if mailed, when received, or (ii) when transmitted by hand delivery, telegram, telex, or facsimile transmission, to the party entitled to receive the same at the addresses indicated below or at such other address as such party shall have specified by written notice to the other parties hereto given in accordance herewith:

                           (1)      If to Seller:
                                    Riddell Sports Inc.
                                    900 Third Avenue
                                    New York, New York  10022
                                    Attention:  Lisa Marroni, Esq.

                                    with a copy to:

                                    Skadden, Arps, Slate, Meagher
                                      & Flom LLP
                                    919 Third Avenue
                                    New York, NY 10022
                                    Attention: Sheldon S. Adler

                           (2)      If to Executive:
                                    2525 Horizon Lake Drive
                                    Memphis, Tennessee  38133

                                    with a copy to:



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                                    Gardner, Carton & Douglas
                                    Quaker Tower
                                    321 North Clark Street
                                    Chicago, Illinois  60610
                                    Attention:  Glenn W. Reed, Esq.

                           g.  This Agreement may not be amended, modified or
supplemented except upon execution and delivery of a written agreement executed by the parties hereto.


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                  IN WITNESS WHEREOF, and intending to be legally bound hereby,
Executive and Seller have executed or caused this Agreement to be executed on the date first above written.

                                                     RIDDELL SPORTS INC.



                                                     By /s/ David M. Mauer
                                                       -------------------------
                                                     Name: David M. Mauer
                                                     Title: Chief Executive
                                                            Officer




                                                     By /s/ W. Kline Boyd
                                                       -------------------------
                                                     Name: W. Kline Boyd


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